UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 12, 2022

Clean Earth Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-1883984	87-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 508-1531

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, one right and one-half of one redeemable warrant	CLINU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units, par value $0.0001 per share	CLIN	The Nasdaq Stock Market LLC
Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A common stock	CLINR	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CLINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

On October 12, 2022, Clean Earth Acquisitions Corp., a Delaware corporation (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Alternus Energy Group Plc, a public limited company incorporated under the laws of Ireland (the “Seller”) and Clean Earth Acquisitions Sponsor LLC, in its capacity as representative of the Company and solely for certain sections of the Business Combination Agreement, pursuant to which the Company will acquire all of the subsidiaries of the Seller, other than certain excluded subsidiaries (the “Acquired Subsidiaries”) (the “Transaction”). The time of the closing of the Transaction is referred to herein as the “Closing.” The date of the Closing of the Transaction is referred to herein as the “Closing Date.”

The Business Combination Agreement and the Transaction were approved by the board of directors of the Company and the board of directors of the Seller.

Below is a description of the Business Combination Agreement and the Transaction. The description below does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Transaction and Consideration

Subject to, and in accordance with, the terms and conditions of the Business Combination Agreement, at the Closing, the Seller will transfer to the Company, and the Company will receive from the Seller, all of the equity interests owned by the Seller in the Acquired Subsidiaries.

As consideration and in exchange therefor, the Company will issue to the Seller a number of shares of Class A Common Stock of the Company (the “Common Stock”), valued at $10 per share, equal to $550,000,000 plus or minus an estimated working capital adjustment (which will be not greater or less than $10,000,000), of which 1,000,000 shares of Common Stock will be deposited into a working capital escrow account to satisfy any post-closing working capital adjustments. If there is a post-closing working capital adjustment in favor of the Company, the Company can only look to the shares of Common Stock (valued at $10 per share) deposited in the working capital escrow account to satisfy any such adjustment. Any shares remaining in the working capital escrow account after satisfying any such adjustment will be released to the Seller. If there is a post-closing working capital adjustment in favor of the Seller, the Company will release all of the shares of Common Stock deposited in the working capital escrow account to the Seller and issue additional shares of Common Stock (valued at $10 per share) with a value equal to the adjustment in favor of the Seller, provided however that this additional share issuance is capped at 1,000,000 shares.

In addition, at the Closing, 35,000,000 shares of Common Stock (the “Earnout Shares”) will be deposited into an earnout escrow account and will be released, in whole or part, to the Seller if certain earnout milestones are met at the end of fiscal years ending December 31, 2023, December 31, 2024 and December 31, 2025. The earnout milestones are: (i) if the Adjusted EBITDA (as defined below) for the fiscal year ending on December 31, 2023 is at least $33,000,000 and the Company’s share price is at least $11.00 for a minimum number of trading days (as set forth in the Business Combination Agreement), then 8,000,000 Earnout Shares will be released to the Seller, (ii) if Adjusted EBITDA for the fiscal year ending on December 31, 2024 is at least $75,000,000 and the Company’s share price is at least $13.00 for a minimum number of trading days (as set forth in the Business Combination Agreement), then 12,000,000 Earnout Shares will be released to the Seller, and (iii) if Adjusted EBITDA for the fiscal year ending on December 31, 2025 is at least $135,000,000 and the Company’s share price is at least $15.00 for a minimum number of trading days (as set forth in the Business Combination Agreement), then 15,000,000 Earnout Shares will be released to the Seller. If any of the earnout milestones are not met, the Earnout Shares that would have been released to the Seller will be released to the Seller if a subsequent earnout milestone is met. In addition, if any earnout milestone based on Adjusted EBITDA has been met, but the corresponding earnout milestone based on share price has not been met, Earnout Shares may be released to the Seller if share price targets or a calculated share price based on a multiple of Adjusted EBITDA reduced by net debt are met during the five-year period from the date of the applicable milestone (i.e., 5 years after 2023 for the first earnout milestone, 5 years after 2024 for the second earnout milestone and 5 years after 2025 for the third earnout milestone). Any Earnout Shares remaining in the earnout escrow account that have not been released to the Seller will be released to the Company. Adjusted EBITDA, which is defined as “Adjusted EBITDA” as set forth in the Company’s Annual Report on Form 10-K in the Management’s Discussion and Analysis, is a non-GAAP measure and should not be construed as more relevant measures of operational performance than financial information under generally accepted accounting principles (GAAP).

Representations and Warranties; Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. Except in certain limited instances, the representations and warranties made under the Business Combination Agreement will not survive the Closing.

In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, (i) a covenant of each party to use its commercially reasonable efforts to cause the Transaction to be consummated in an expeditious manner, (ii) a covenant of the Company to convene a special meeting of the stockholders of the Company to approve the stockholder proposals, except that the board of directors of the Company may fail to make, amend, change, withdraw, withhold, qualify or modify its recommendation (a “Change in Recommendation”) in response to an Intervening Event (as defined in the Business Combination Agreement, which does not include matters relating to an alternative transaction) if it determines in good faith, after consultation with its outside legal counsel and/or financial advisors, that a failure to make a Change in Recommendation would be a breach by the board of directors of its fiduciary obligations to the Company’s stockholders under applicable law, (iii) covenants providing that the parties will not solicit, initiate, submit, facilitate, discuss or negotiate any inquiry, proposal or offer with respect to any alternative transaction, and (iv) a covenant by the Seller to deliver to the Company the audited financial statements that have been audited in accordance with PCAOB auditing standards by a PCAOB qualified auditor and other audited and unaudited financial statements of the Seller that are required to be included in the proxy statement.

Prior to Closing, the Seller is conducting a restructuring of its Acquired Subsidiaries. The Seller has agreed in the Business Combination Agreement to indemnify the Company for any losses incurred by the Company as a result of, arising out of or otherwise relating to a restructuring of the Acquired Subsidiaries.

Conditions to Each Party’s Obligations

Under the Business Combination Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Transaction are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the accuracy of representations and warranties as of the signing of the Business Combination Agreement and as of the Closing Date, subject to materiality and material adverse effect qualifiers set forth in the Business Combination Agreement, (ii) material compliance with pre-closing covenants, (iii) no material adverse effect both for the Company and the Seller (and the Acquired Subsidiaries), (iv) the delivery of customary closing certificates, (v) receipt of the HSR approval, if required, (vi) the absence of a legal prohibition on consummating the Transaction, (vii) approval by the Company’s stockholders, (viii) approval of a listing application on Nasdaq for newly issued shares, (ix) the “Available Cash” (which is defined to include the amount released from the Company’s trust account, after giving effect to redemptions, payment of the Seller’s and the Company’s transaction expenses and repayment of the Company’s working capital loans, plus any amounts raised by the Company between execution of the Business Combination Agreement and Closing, plus certain amounts raised by the Seller (or its subsidiaries) between execution of the Business Combination Agreement and Closing to the extent such funds are convertible into or payable in equity of the Company or were facilitated by certain specified parties) is at least $25,000,000, and (x) the Company having at least US$5,000,001 of net tangible assets remaining after giving effect to redemptions. If the Seller waives its closing condition with respect to Available Cash and the Closing occurs, then certain individuals will deliver agreements extending their lock-up periods for an additional year with respect to one-quarter of the shares of Common Stock (including shares issuable on conversion of shares of Class B Common Stock) held by or attributable to such persons.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others, (i) by mutual written consent of the Company and the Seller, (ii) upon any injunction or other governmental order preventing the consummation of the Transaction which shall have become final and non-appealable, (iii) upon a material breach of any representation, warranty, covenant or agreement (subject to an opportunity to cure, if such violation or breach is capable of being cured), (iv) if the Closing has not occurred by May 26, 2023 and such failure in closing on or before such date is not due to the breach of the Business Combination Agreement by the party seeking to terminate and (v) by the Company, if the Seller fails to consummate the Transaction following the satisfaction of the conditions to the Seller’s closing.

The Seller will be obligated to pay the Company a termination fee of $2,000,000 if the Business Combination Agreement is terminated by the Company pursuant to clause (v) of the preceding paragraph.

Note Regarding Business Combination Agreement

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included as an exhibit hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification by the parties in their sole discretion without prior public notice. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, including, among others, the following:

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Company, the Seller and Clean Earth Acquisitions Sponsor LLC (“Sponsor”), entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which Sponsor has agreed to, among other things, (i) vote all of its shares of common stock of the Company in favor of the Transaction and each of the other proposals presented by the Company at the special meeting of stockholders with respect to the Transaction, (ii) waive its redemption rights with respect to its shares of common stock of the Company in connection with the Transaction, (iii) not transfer any securities of the Company until the Closing or termination of the Business Combination Agreement (except in limited circumstances) and (iv) waive any anti-dilution or similar protection with respect to the founder shares.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Investor Rights Agreement

Concurrently with the execution of the Business Combination Agreement, the Company, the Sponsor and the Seller entered into an Investor Rights Agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, (i) the board of directors of the Company shall be comprised of seven directors at and immediately following the Closing, of which, three individuals shall be nominated by the Company and four individuals shall be nominated by the Seller, (ii) the board of directors of the Company shall be divided into three classes of directors, with each class serving for staggered three-year terms, (iii) the Company will agree to undertake certain resale shelf registration obligations in accordance with the U.S. Securities Act of 1933, as amended (the “Securities Act”) and certain holders have been granted customary demand and piggyback registration rights, and (iv) the Seller agrees to a twelve (12) month lock-up period for the shares of common stock of the Company owned by the Seller, subject to certain exceptions, including an exception which allows the Seller to transfer (x) up to 2.5% of its shares starting three months after the Closing and an additional 2.5% of its shares starting six months after the Closing and (y) all or a portion of its shares as long as the transferee agrees to be bound by the lock-up and the proceeds are contributed or loaned to the Company on terms reasonably approved by the board of directors of the Company.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investor Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of shares of Common Stock in the Transaction is incorporated by reference herein. The shares of Common Stock issuable in connection with the Transaction will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On October 12, 2022, the Company issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 27A of the Securities Act and section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to the Company and the Seller. Certain statements included in this Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed Transaction, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of the Company and the Seller believes that there is a reasonable basis for each forward-looking statement contained in this Current Report, each of the Company and the Seller caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement relating to the proposed Transaction, which is expected to be filed by the Company with the SEC, and other documents filed by the Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements in this Current Report. Forward-looking statements in this Current Report include statements regarding the proposed Transaction, including the timing and structure of the Transaction, the proceeds of the Transaction and the benefits of the Transaction. Neither the Company nor the Seller can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in the Seller’s business; inherent risks relating to acquisitions and the Seller’s ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to PV plant quality and performance; risks relating to planning permissions for solar parks and government regulation; the Seller’s need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; the lack of any assurance or guarantee that the Seller can raise capital or meet its funding needs; the Seller’s limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of the Company is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by the Company’s stockholders exceeds expectations or current market norms; the ability of the Seller or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the Transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the proxy statement to be filed by the Company with the SEC and also those included under the heading “Risk Factors” in the Company’s final prospectus relating to its initial public offering dated February 23, 2022 and the Company’s other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company, the Seller their respective directors, officers, affiliates, advisers or employees (or any other person) that the Company and the Seller will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of the Company and the Seller as of the date of this Current Report. Risks in addition to those set forth herein may also materialize. Moreover, the Company’s and the Seller’s assumptions may prove to be incorrect. Actual results could differ materially from the results implied or expressed by the forward-looking statements in this Current Report. There may also be additional risks that neither the Company nor the Seller presently know, or that neither the Company nor the Seller currently believe are material, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements do not reflect the Company’s or the Seller’s expectations, plans or forecasts of future events and views after the date of this Current Report. Subsequent events and developments may cause the Company’s and the Seller’s assessments to materially change. While the Company and the Seller may choose to update these forward-looking statements in the future, there is no current intention or plan to do so. Except to the extent required by applicable law, neither the Company nor the Seller undertakes to update, supplement or amend any of the forward-looking statements in this Current Report at any time after the date hereof. You should, therefore, not rely on these forward-looking statements as representing the views of the Company or the Seller as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information and Where to Find it

In connection with the proposed Transaction, the Company will file a preliminary proxy statement and a definitive proxy statement with respect to the stockholder meeting of the Company to vote on the proposed Transaction. Stockholders of the Company and other interested persons are encouraged to read, when available, the preliminary and definitive proxy statements as well as other documents to be filed with the SEC. These documents will contain important information about the Company, the Seller and the proposed Transaction. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Transaction. Once available, stockholders of the Company will also be able to obtain a copy of the proxy statements and other documents filed with the SEC without charge, by directing a request to: Clean Earth Acquisitions Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531. The preliminary and definitive proxy statements, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and the Seller and their respective directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders with respect to the potential Transaction described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of the Company’s securities is set forth in the Company’s Definitive Prospectus filed with the SEC on February 23, 2022. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the potential Transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Clean Earth Acquisitions Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or the Seller, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of October 12, 2022, by and among Clean Earth Acquisitions Corp., Alternus Energy Group Plc and Clean Earth Acquisitions Sponsor LLC.
10.1	Sponsor Support Agreement, dated as of October 12, 2022, by and among Clean Earth Acquisitions Corp., Clean Earth Acquisitions Sponsor LLC and Alternus Energy Group Plc.
10.2	Investor Rights Agreement, dated as of October 12, 2022, by and among Clean Earth Acquisitions Corp., Clean Earth Acquisitions Sponsor LLC and Alternus Energy Group Plc.
99.1	Press Release issued by Clean Earth Acquisitions Corp. and Alternus Energy Group Plc on October 12, 2022.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company hereby undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that the Company may request confidential treatment for any such schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2022

Clean Earth Acquisitions Corp.

By:	/s/ Aaron T. Ratner
Name: Aaron T. Ratner
Title: Chief Executive Officer